Exhibit 99.1

Former CEO and Chairman of the Board of Bayer Pharma AG, Dieter Weinand, joins Coya’s Board of Directors

•	Mr. Weinand is the former CEO and Chairman of the Board at Bayer Pharma AG, leading Bayer’s fully integrated $20 billion healthcare business

•	Mr. Weinand is a seasoned business leader with over 25 years of experience leading business and strategic operations for companies including Bayer, Pfizer, Bristol-Myers Squibb, Sanofi, and Otsuka

HOUSTON, TX - Coya Therapeutics, Inc. (Nasdaq: COYA) (“Coya” or the “Company”), a clinical-stage biotechnology company developing biologics and cell therapies intended to enhance the function of Regulatory T Cells (Tregs), today announced that it has appointed Mr. Dieter Weinand to its board of directors, effective immediately. Coya will leverage Mr. Weinand’s extensive experience, connections, and judgement to guide Coya’s strategic discussions and development programs.

“I am delighted to join the board of Coya, a company whose science has the potential to make a significant clinical difference in patients’ lives suffering from difficult to treat neurodegenerative diseases, an experienced leadership team that I believe can unlock the full potential of the therapies, and a cohesive board of directors. I look forward to becoming a part of this remarkable company,” Mr. Weinand commented.

“Coya has strengthened its DNA with Dieter. Having his counsel, guidance, and network available to Coya at this time will bolster our profile in ’big picture’ opportunities including business development and strategic discussions. His selection to join Coya at this point in his career is a validating moment for us,” stated Howard Berman, Ph.D, CEO of Coya.

Dieter Weinand is an experienced executive with over 25 years of experience in the pharmaceuticals and biotech industries. Mr. Weinand presently serves as the Chairman of the Board of Directors of Replimune Group Inc. (NASDAQ: REPL), Mnemo Therapeutics, Umoja Biopharma, Inc., Inspirna, Inc., and Ziel Bio, Inc. Previously, Mr. Weinand was Chief Executive Officer and Chairman of the Board of Bayer Pharma AG and member of the Management Board at Bayer AG. Prior to his work at Bayer, Mr. Weinand held various positions in commercial, operational, and strategic areas of the pharmaceutical industry. These included responsibilities spanning various therapeutic areas and geographies for companies such as Pfizer, Bristol Myers Squibb, and Otsuka. Mr. Weinand is a former board member of the Pharmaceutical Research and Manufacturers of America (PhRMA), the European Federation of Pharmaceutical Industries & Associations (EFPIA), and the International Federation of Pharmaceutical Manufacturers (IFPMA), and served as a member of the Board of Directors of HealthPrize Technologies.

About Coya Therapeutics, Inc.

Headquartered in Houston, TX, Coya Therapeutics, Inc. (Nasdaq: COYA) is a clinical-stage biotechnology company developing proprietary treatments focused on the biology and potential therapeutic advantages of regulatory T cells (“Tregs”) to target systemic inflammation and neuroinflammation. Dysfunctional Tregs underlie numerous conditions including neurodegenerative, metabolic, and autoimmune diseases, and this cellular dysfunction may lead to a sustained inflammation and oxidative stress resulting in lack of homeostasis of the immune system. Coya’s investigational product candidate pipeline leverages multiple therapeutic modalities aimed at restoring the anti-inflammatory and immunomodulatory functions of Tregs. Coya’s lead therapeutic programs includes Treg-enhancing biologics (COYA 300 Series product candidates) COYA 301 and COYA 302, which are intended to enhance Treg function and expand Treg numbers. COYA 301 is a proprietary investigational recombinant human low dose IL-2 biologic for subcutaneous administration intended to enhance Treg function and expand Treg numbers in vivo, and COYA 302 is a dual-mechanism investigational biologic combination comprised of proprietary low dose IL-2 and proprietary CTLA4 Ig. The low dose IL-2 is intended to enhance anti-inflammatory regulatory T cell function and numbers while the fusion protein CTLA4 Ig is intended to suppress pro-inflammatory cell function. These two mechanisms may be additive or synergistic in suppressing inflammation. For more information about Coya, please visit www.coyatherapeutics.com

Forward-Looking Statements

This press release contains “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our current and future financial performance, business plans and objectives, current and future clinical and preclinical development activities, timing and success of our ongoing and planned clinical trials and related data, the timing of announcements, updates and results of our clinical trials and related data, our ability to obtain and maintain regulatory approval, the potential therapeutic benefits and economic value of our product candidates, competitive position, industry environment and potential market opportunities. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors including, but not limited to, those related to risks associated with the impact of COVID-19; the success, cost and timing of our product candidate development activities and ongoing and planned clinical trials; our plans to develop and commercialize targeted therapeutics; the progress of patient enrollment and dosing in our preclinical or clinical trials; the ability of our product candidates to achieve applicable endpoints in the clinical trials; the safety profile of our product candidates; the potential for data from our clinical trials to support a marketing application, as well as the timing of these events; our ability to obtain funding for our operations; development and commercialization of our product candidates; the timing of and our ability to obtain and maintain regulatory approvals; the rate and degree of market acceptance and clinical utility of our product candidates; the size and growth potential of the markets for our product candidates, and our ability to serve those markets; our commercialization, marketing and manufacturing capabilities and strategy; future agreements with third parties in connection with the commercialization of our product candidates; our expectations regarding our ability to obtain and maintain intellectual property protection; our dependence on third party manufacturers; the success of competing therapies or products that are or may become available; our ability to attract and retain key scientific or management personnel; our ability to identify additional product candidates with significant commercial potential consistent with our commercial objectives; ; and our estimates regarding expenses, future revenue, capital requirements and needs for additional financing. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. Moreover, we operate in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed herein may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Although our management believes that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. We undertake no obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Contacts

David Snyder, CFO- Coya Therapeutics, Inc.

david@coyatherapeutics.com

Hayden IR:

James Carbonara

(646)-755-7412

james@haydenir.com

Media Contact

Anna Marie Imbordino

annamarie@quantum-corp.com

917-680-8765